SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 20, 2002


                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


                          Delaware 001-12131 13-3873272
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                    8100 AMF Drive, Richmond, Virginia 23111
               (Address of principal executive offices) (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year

On March 20, 2002, the Board of Directors of AMF Bowling Worldwide, Inc. (the "Company") approved the change of the Company's fiscal year end from December 31 to the Sunday closest to June 30 and the use of a retail calendar, which will result in future fiscal years having either 52 or 53 weeks. These changes will be implemented effective after June 30, 2002. The Company intends to file a Form 10-K with respect to the period from January 1, 2002 through June 30, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      April 1, 2002                 AMF BOWLING WORLDWIDE, INC.

                                         By: /s/ Christopher F. Caesar
                                         ---------------------------------
                                         Christopher F. Caesar
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer